UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2020
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE,	SAN JOSE,	CA	95002
(Address of principal executive offices)			(Zip code)

(650)	687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.
    On April 1, 2020, Hewlett Packard Enterprise Company (“the Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 13, 2020.

Proposal 1	Election of Directors
    The Company’s stockholders elected 13 individuals to the Company's Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Ammann	971,619,109	4,966,550	1,344,778	146,616,896
Pamela L. Carter	962,087,956	14,624,754	1,217,727	146,616,896
Jean M. Hobby	971,901,450	4,771,008	1,257,979	146,616,896
George R. Kurtz	969,496,318	7,109,078	1,325,041	146,616,896
Raymond J. Lane	850,323,197	126,295,349	1,311,891	146,616,896
Ann M. Livermore	968,889,337	8,035,937	1,005,163	146,616,896
Antonio F. Neri	971,709,393	5,016,228	1,204,816	146,616,896
Charles H. Noski	971,150,004	5,398,100	1,382,333	146,616,896
Raymond E. Ozzie	974,173,560	2,426,075	1,330,802	146,616,896
Gary M. Reiner	964,667,021	11,937,941	1,325,475	146,616,896
Patricia F. Russo	950,057,940	26,648,253	1,224,244	146,616,896
Lip-Bu Tan	722,565,295	253,981,808	1,383,334	146,616,896
Mary Agnes Wilderotter	869,163,050	107,534,909	1,232,478	146,616,896

Proposal 2	Ratification of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,116,252,880	6,006,043	2,288,410	0

Proposal 3	Advisory Vote to Approve Executive Compensation
The Company’s stockholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
903,860,331	71,537,773	2,532,333	146,616,896

Proposal 4	Stockholder Proposal Entitled: "Shareholder Approval of Bylaw Amendments"
    The Company’s stockholders did not approve a stockholder proposal seeking to require stockholder approval of, or non-binding vote on, as applicable, all amendments to the Company's Bylaws, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,128,075	951,032,166	8,770,196	146,616,896

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: April 3, 2020	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Assistant Secretary